FIRST AMENDMENT TO LEASE

THIS AMENDMENT TO LEASE is made and entered into as of November 30, 2015, by and between CNH, LLC, a California limited liability company ("Lessor") and Biomerica, Inc., a Delaware corporation ("Lessee").

WHEREAS, on or about June 18, 2009 a Lease was entered into by and between Lessor and Lessee relating to certain real property commonly known as: 17571 Von Karman Avenue, Irvine, California (the "Premises"), and

WHEREAS, Lessor and Lessee ☐ have ☑ have not previously amended said Lease, and

WHEREAS, the Lessor and Lessee now desire to amend said Lease,

NOW, THEREFORE, for payment of TEN DOLLARS and other good and valuable consideration to Lessor, the receipt and sufficiency of which is hereby acknowledged, the parties mutually agree to make the following additions and modifications to the Lease:

☑ TERM: The Expiration Date is hereby ☐ advanced ☑ extended to August 31, 2021.

☐ AGREED USE: The Agreed Use is hereby modified to: N/A.

☑ BASE RENT ADJUSTMENT: Monthly Base Rent shall be as follows: September 1, 2016 through October 31, 2017: the monthly Base Rent shall be $21,000.00
September 1, 2017 through October 31, 2018: the monthly Base Rent shall be $21,630.00
September 1, 2018 through October 31, 2019: the monthly Base Rent shall be $21,279.00
September 1, 2019 through October 31, 2020: the monthly Base Rent shall be $22,948.00
September 1, 2020 through October 31, 2021: the monthly Base Rent shall be $23,637.00.

☑ OTHER: Paragraph 61, "Right of First Refusal to Lease Addendum Space" shall be added to Lease agreement.

This Agreement shall not be construed against the party preparing it, but shall be construed as if all parties jointly prepared this Agreement and any uncertainty and ambiguity shall not be interpreted against any one party.

All other terms and conditions of this Lease shall remain unchanged and shall continue in full force and effect except as specifically amended herein.

EXECUTED as of the day and year first above written.

By Lessor:
CNH, LLC, a California limited liability company

By:
Name Printed: Alfonso G. Cordero
Title: Managing Member

By:
Name Printed:
Title:

By Lessee:
Biomerica, Inc.,
a Delaware corporation

By:
Name Printed: Zackary Irani
Title: Chief Financial Officer

By:
Name Printed:
Title:

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association, 500 N Brand Blvd, Suite 900, Glendale, CA 91203. Telephone No. (213) 687-8777. Fax No.: (213) 687-8616.

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